Exhibit 99.1

CommerceHub Announces Second Quarter 2017 Financial Results
Revenue of $25.2 million increases 9%, $0.05 GAAP EPS, and $0.08 adjusted EPS
Signs Top 10 U.S. Retailer and First U.K. Drop-Ship Retailer

ALBANY, NY, August 2, 2017 – CommerceHub, Inc. (NASDAQ: CHUBA, CHUBK) (“CommerceHub,” “we,” “us,” “our” or the “Company”), a leading distributed commerce network for retailers and brands, today announced financial results for the quarter ended June 30, 2017.

“We are pleased with the solid second quarter results we announced today, including continued revenue growth and expanding profitability,” said Frank Poore, CommerceHub’s Founder, President and CEO. “We are excited to announce the addition of two strategic retailer customer wins during the quarter, making four year-to-date and delivering on the high-end of our goal of 2-4 new retailer customers per year. One is a top 10 U.S. retailer, and the other marks our first retail drop-ship customer in the U.K. The U.S. win demonstrates our market leadership and our ability to deliver high-volume drop-ship fulfillment at scale. The U.K. win establishes a beachhead for our drop-ship offerings and should help to further unlock the U.K. market for CommerceHub.”

“In addition to $2.2 million of net income for the quarter, we generated $8.6 million in adjusted EBITDA, representing 34 percent of revenue for the quarter and a 7 percentage point improvement over the same period last year. We also delivered strong free cash flow and continued to pay down debt, strengthening our net cash balance.” said Mark Greenquist, CommerceHub’s CFO. “We are pleased with our recent customer wins and believe this new U.S. retailer could eventually become a top 10 customer for CommerceHub.”

Second Quarter 2017 Financial Highlights

•	Revenue was $25.2 million, a 9% year-over-year increase from $23.1 million in 2016. Core drop-ship revenue, which excludes revenue from our demand channel solutions, increased 14%.

•	Gross margin was 78%, compared to 77% in 2016.

•	Adjusted gross margin was 78%, compared to 75% in 2016.

•	Net income was $2.2 million, or $0.05 per diluted share, compared to $4.4 million, or $0.10 per diluted share, in 2016.

•	Adjusted net income was $3.7 million, or $0.08 per diluted share, compared to $2.6 million, or $0.06 per diluted share, in 2016.

•	Adjusted EBITDA was $8.6 million, compared to $6.3 million in 2016.

•
Operating cash flow was a positive $7.1 million, compared to a negative $73.3 million in 2016, which was impacted by a non-recurring cash payment of $78.5 million in share-based compensation related to our spin-off from Liberty Interactive.

•	Free cash flow was a positive $6.5 million, compared to a negative $76.5 million in 2016.

•	Cash at quarter end was $6.8 million and the total amount outstanding under our credit facility was $6.0 million.

An explanation of the non-GAAP financial measures discussed above is included below under the heading "Statement Regarding Non-GAAP Financial Measures." A reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measures has also been provided in the financial tables included at the end of this press release.

Other Recent Highlights

•	Total customer count at June 30, 2017 was 11,274, up from 9,730 at June 30, 2016, or 16% year-over-year.

•	Drop-ship order volume growth was 17% in the second quarter.

•
We expanded our CommerceHub for Retailers network with the signing of a top 10 U.S. retailer that we believe has the potential to become a top 10 customer for CommerceHub. This win is a conversion of an existing in-house drop-ship program, which we believe demonstrates the complexity of such programs and the value CommerceHub can deliver through increased operational efficiencies, improved customer service and capital-efficient expansion of product assortments.

•
We signed our first U.K. retailer drop-ship customer. This is a mid-sized U.K. retailer seeking to expand its ecommerce business by leveraging CommerceHub’s drop-ship model, while reducing inventory risk and operating costs.

Conference Call Details
The Company will offer a live conference call, and a live, listen-only webcast of the call via the CommerceHub Investor Relations website at 4:30 p.m., E.T., today, Wednesday, August 2, 2017. See http://ir.commercehub.com/events.cfm, where supporting materials, including a presentation and supplemental financial data, have been posted.

Live Call:	U.S./Canada Toll-Free Participants Dial-in Number: (800) 219-6912 International Toll Participants Dial-in Number: (574) 990-1026 Conference ID/Passcode: 55684519
Webcast (live and replay):	http://ir.commercehub.com/events.cfm

About CommerceHub:
CommerceHub is a distributed commerce network connecting supply, demand and delivery that helps retailers and brands increase sales by expanding product assortments, promoting products on the channels that perform, and enabling rapid, on-time customer delivery. With its robust platform and proven scalability, CommerceHub helped over 10,000 retailers, brands, and distributors achieve an estimated $13+ billion in Gross Merchandise Value in 2016.

Important Information Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about future business strategies, future financial performance, market conditions and potential, future growth of ecommerce, customer growth, sales channel expansion, international expansion and other matters that are not historical facts. These statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, market acceptance and performance of our products and services, competitive issues, general market conditions, regulatory matters affecting our business and changes in law. These forward-looking statements speak only as of the date of this presentation, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any such statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There can be no assurance that any expectation or belief expressed in a forward-looking statement will occur, and you should not place undue reliance on any forward-looking statements. Please refer to our public filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, for additional information about us and the risks and uncertainties we face that may affect the forward-looking statements made in this press release.

Statement Regarding Non-GAAP Financial Measures
In addition to reporting financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), we provide non-GAAP financial measures that management considers in reviewing our financial performance because we feel they are relevant measures of the overall efficiency of our business model. These non-GAAP financial measures are not a substitute for, or superior to, and should be considered only in addition to, financial measures calculated in accordance with GAAP. They are subject to inherent limitations and exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. Certain of these adjustments are based on estimates and assumptions of management and do not purport to reflect actual historical results. In addition, you should be aware that our computation of these non-GAAP financial measures may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate these measures in the same fashion. We define “adjusted gross profit” as gross profit plus share-based compensation and acquisition-related intangible amortization. We define “adjusted gross margin” as adjusted gross profit divided by revenue. We define “adjusted operating expenses” as total operating expenses less share-based compensation and acquisition-related intangible amortization. We define “adjusted EBITDA” as net income or loss plus interest expense, income tax expense, depreciation of property and equipment, amortization of capitalized software costs and intangible assets and share-based compensation expense, less interest income and income tax benefit. We define “adjusted net income” as net income or loss plus share-based compensation, acquisition-related intangible amortization and the tax effect of these adjustments. We define “adjusted earnings per diluted share” or “adjusted EPS” as earnings per diluted share plus the diluted per share effects of share-based compensation, acquisition-related intangible amortization and the tax effect of these adjustments. We define “free cash flow” as net cash provided by, or used in, operating activities less purchases of property and equipment and additions to capitalized software. A reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measures has been provided in the financial tables included at the end of this press release.

CommerceHub Investor Relations Contact
Sara Leggat
investor@commercehub.com

Consolidated Statements of Operations
(in thousands except per share data)
(unaudited)

	3 months ended:		6 months ended:
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Revenue	$25,208	$23,103	$49,776	$45,193
Cost of revenue	5,639	5,320	11,155	11,425
Gross profit	19,569	17,783	38,621	33,768
Gross margin	78%	77%	78%	75%

Research and development	6,396	3,444	12,311	8,314
Sales and marketing	2,387	2,384	4,318	6,001
General and administrative	6,945	4,675	13,884	15,199
Operating expenses	15,728	10,503	30,513	29,514

Operating income	3,841	7,280	8,108	4,254

Interest (expense) income, net	(229)	63	(456)	229

Pre-tax income	3,612	7,343	7,652	4,483
Income tax expense	1,367	2,919	2,948	2,049

Net income	$2,245	$4,424	$4,704	$2,434

Earnings per share:
Basic	$0.05	$0.10	$0.11	$0.06
Diluted	$0.05	$0.10	$0.10	$0.06

Share count (1):
Basic	43,155	42,703	43,068	42,703
Diluted	44,957	42,703	44,842	42,703

(1) Share counts for pre-spin periods represent the shares issued at spin-off on July 22, 2016.

CommerceHub, Inc.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	6/30/2017	12/31/2016
Assets
Cash and cash equivalents	$6,777	$6,471
Accounts receivable, net of allowances	11,721	18,109
Prepaid income taxes	3,012	4,311
Prepaid expenses	1,533	1,549
Total current assets	23,043	30,440

Capitalized software, net	5,053	6,716
Deferred services costs	4,837	4,989
Property and equipment, net	7,283	7,629
Goodwill	21,410	21,410
Deferred income taxes	8,639	7,714
Other long-term assets	1,524	1,122
Total assets	$71,789	$80,020

Liabilities and Equity
Accounts payable and accrued expenses	$2,223	$2,135
Accrued payroll and related expenses	6,165	7,435
Income taxes payable	8	7
Deferred revenue	5,589	5,149
Total current liabilities	13,985	14,726
Deferred revenue, long-term	7,965	7,581
Other long-term liabilities	1,995	1,135
Long-term debt	6,000	26,000
Total liabilities	29,945	49,442

Equity:
Total equity	41,844	30,578
Total liabilities and equity	$71,789	$80,020

CommerceHub, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	3 months ended:		6 months ended:
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Cash flows from operating activities
Net income	$2,245	$4,424	$4,704	$2,434
Adjustments to net income:
Depreciation and amortization	2,182	2,539	4,276	4,862
Amortization of debt issuance costs	55	—	111	—
Share-based compensation	2,617	(3,477)	4,977	6,560
Deferred income taxes	(283)	21,585	(925)	19,214
Bad debt expense	187	222	591	255
Accrued interest income	—	(107)	—	(273)
Loss on disposal of long-term assets	17	160	17	160
Working capital changes:
Accounts receivable	621	1,315	5,796	5,919
Prepaid expenses and other assets	(245)	(11)	(488)	(420)
Income taxes, net	(2,376)	(738)	1,300	(738)
Deferred costs	(29)	(103)	152	(295)
Deferred revenue	490	(249)	824	(31)
Accounts payable and accrued expenses	256	(1,827)	593	231
Accrued payroll and related expenses	1,373	(1,973)	(1,247)	(867)
Share-based compensation liability payments	—	(78,494)	—	(85,930)
Parent receivables and payables, net	—	(16,603)	—	(16,346)
Net cash provided by (used in) operating activities	7,110	(73,337)	20,681	(65,265)

Cash flows from investing activities
Purchases of property and equipment	(257)	(1,845)	(949)	(4,136)
Additions to capitalized software	(353)	(1,321)	(984)	(3,504)
Collections on note receivable - Parent	—	36,380	—	36,380
Net cash (used in) provided by investing activities	(610)	33,214	(1,933)	28,740

Cash flows from financing activities
Borrowings on note payable - Parent	—	28,664	—	28,664
Payments on revolver	(4,000)	-	(20,000)	—
Cash paid for debt issuance costs	—	(1,000)	—	(1,000)
Cash received from exercise of stock options	233	21	1,557	73
Purchase of treasury stock	—	(3,600)	—	(3,600)
Net cash (used in) provided by financing activities	(3,767)	24,085	(18,443)	24,137
Currency effect on cash	—	—	1	—
Net increase (decrease) in cash and cash equivalents	2,733	(16,038)	306	(12,388)

Beginning cash and cash equivalents	4,044	22,987	6,471	19,337
Ending cash and cash equivalents	$6,777	$6,949	$6,777	$6,949

CommerceHub, Inc.
Supplemental Information
(in thousands)
(unaudited)

	3 months ended:			6 months ended:
	6/30/2017	6/30/2016	% Inc (Dec)	6/30/2017	6/30/2016	% Inc (Dec)
Revenue by type:
Usage revenue	$16,553	$15,333	8%	$32,412	$29,875	8%
Subscription revenues	6,943	6,228	11%	13,840	12,346	12%
Set-up and professional services	1,712	1,542	11%	3,524	2,972	19%
Total revenue	$25,208	$23,103	9%	$49,776	$45,193	10%

	3 months ended:			6 months ended:
	6/30/2017	6/30/2016		6/30/2017	6/30/2016
Share-based compensation:
Cost of revenue	$89	$(662)		$199	$(158)
Research and development	530	(747)		1,101	1,113
Sales and marketing	300	(383)		435	601
General and administrative	1,698	(1,685)		3,242	5,004
Total	$2,617	$(3,477)		$4,977	$6,560

CommerceHub, Inc.
GAAP to Non-GAAP Reconciliations
(in thousands)
(unaudited)

Reconciliation of GAAP gross profit to adjusted gross profit:

	3 months ended:		6 months ended:
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Gross profit	$19,569	$17,783	$38,621	$33,768
Share-based compensation	89	(662)	199	(158)
Acquisition-related intangible amortization	—	187	—	375
Adjusted gross profit	$19,658	$17,308	$38,820	$33,985

Adjusted gross margin	78%	75%	78%	75%

Reconciliation of GAAP operating expenses to adjusted operating expenses:

	3 months ended:		6 months ended:
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Operating expenses	$15,728	$10,503	$30,513	$29,514
Share-based compensation	(2,528)	2,815	(4,778)	(6,718)
Acquisition-related intangible amortization	—	(250)	—	(500)
Adjusted operating expenses	$13,200	$13,068	$25,735	$22,296

Reconciliation of GAAP net income to adjusted EBITDA:

	3 months ended:		6 months ended:
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Net income	$2,245	$4,424	$4,704	$2,434
Interest expense (income), net	229	(63)	456	(229)
Income tax expense	1,367	2,919	2,948	2,049
Depreciation and amortization	2,182	2,539	4,276	4,862
Share-based compensation	2,617	(3,477)	4,977	6,560
Adjusted EBITDA	$8,640	$6,342	$17,361	$15,676

CommerceHub, Inc.
GAAP to Non-GAAP Reconciliations, continued
(in thousands except per share data)
(unaudited)

Reconciliation of GAAP net income to adjusted net income:

	3 months ended:		6 months ended:
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Net income	$2,245	$4,424	$4,704	$2,434
Share-based compensation	2,617	(3,477)	4,977	6,560
Acquisition-related intangible amortization	—	437	—	875
Tax effect of adjustments (1)	(1,125)	1,198	(2,104)	(2,718)
Adjusted net income	$3,737	$2,582	$7,577	$7,151

(1) Adjusted net income assumes a long-term projected tax rate of 40%

Reconciliation of GAAP earnings per diluted share to adjusted earnings per diluted share:

	3 months ended:		6 months ended:
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
GAAP earnings per diluted share	$0.05	$0.10	$0.10	$0.06
Share-based compensation	0.06	(0.08)	0.11	0.15
Acquisition-related intangible amortization	—	0.01	—	0.02
Tax effect of adjustments (1)	(0.03)	0.03	(0.05)	(0.06)
Adjusted earnings per diluted share	$0.08	$0.06	$0.17	$0.17

Diluted share count	44,957	42,703	44,842	42,703

(1) Adjusted earnings per diluted share assumes a long-term projected tax rate of 40%

Reconciliation of GAAP net cash provided by (used in) operating activities to free cash flow:

	3 months ended:		6 months ended:
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Net cash provided by (used in) operating activities	$7,110	$(73,337)	$20,681	$(65,265)
Purchases of property and equipment	(257)	(1,845)	(949)	(4,136)
Additions to capitalized software	(353)	(1,321)	(984)	(3,504)
Free cash flow (1)	$6,500	$(76,503)	$18,748	$(72,905)

(1) Includes share-based compensation liability payments of:	$—	$(78,494)	$—	$(85,930)